Goodwill (Tables)	12 Months Ended
Aug. 31, 2019
Goodwill
Schedule of changes in the carrying amount of goodwill

Changes in the carrying amount of goodwill for the years ended August 31, 2018 and 2019 consist of the following:

	As of August 31,
	2018	2019
	RMB	RMB
Beginning balance	104,035	609,511
Additions*	505,476	1,472,449
Impairment	—	—
Exchange realignment	—	8,118
Closing balance	609,511	2,090,078

Note*:

For the year ended August 31, 2018, the addition to goodwill reflects the excess of the consideration paid over the fair values of the identifiable net assets acquired of the Can-achieve Group, Xinqiao Group, FGE Group and Zangxing acquisitions.

For the year ended August 31, 2019, the addition to goodwill reflects the excess of the consideration paid over the fair values of the identifiable net assets acquired of Chengdu Yinzhe, Hangzhou Impression, Shandong-based Qiqiaoban, Wuhan Sannew and CATS acquisitions (Note 3).